Exhibit 10-11

                           INDEMNIFICATION AGREEMENT
                           -------------------------

     This Agreement, is made and entered into this 3rd day of September, 1997 ("Agreement"), by and between The Quizno's Corporation, a Colorado corporation ("Company"), and Mark L. Bromberg ("Indemnitee"):

     WHEREAS, highly competent persons are becoming more reluctant to serve corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

     WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

     WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

     WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified;

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     SECTION  1.  Services  by Indemnitee.  Indemnitee has agreed to serve, or
                  -----------------------
presently serves, the Company and/or its subsidiaries in one or more positions of significant responsibility and importance to the Company, and Indemnitee may serve the Company in additional positions in the future. Indemnitee may at any time and for any reason resign from such position and the Company shall have no obligation under this Agreement to continue Indemnitee in such position unless otherwise obligated by contract or law.

     SECTION  2.  Indemnification - General.  The Company shall indemnify, and
                  -------------------------
advance Expenses (as defined in Section 16) to, Indemnitee (a) as provided in this Agreement, and (b) to the fullest extent permitted by applicable law in effect on the date hereof and as amended from time to time. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

     The indemnity and prepayment obligations of the Company and the standards for indemnification set forth in this Agreement shall apply in all cases, even if the conduct, act or omission in question occurred prior to the date of this Agreement.

     SECTION  3.  Indemnification . Indenmitee shall be entitled to the rights
                  ---------------
of indemnification provided in this Section 3 if, by reason of his Corporate Status (as defined in Section 16), he is, or is threatened to be made, a party to any threatened, pending, or completed Proceeding (as defined in Section
16). Indenmitee shall be entitled to such rights regardless of whether the Proceeding relates to periods prior to or after execution of this Agreement. Pursuant to this Section 3, Indemnitee shall be indemnified against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and he reasonably believed, in the case of conduct in his official capacity with the Company, that his conduct was in the best interests of the Company; or in all other cases, that his conduct was at least not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful. Notwithstanding anything herein to the contrary, no indemnification against such Expenses, judgments, penalties, fines or amounts paid in settlement shall be made in respect of any claim, issue or matter which has been determined, by final adjudication by a court of competent jurisdiction, to constitute an Excluded Claim (as defined in Section 16).

     Section  4.  Indemnification  for  Expenses  of  a Party Who is Wholly or
                  ------------------------------------------------------------
Partly  Successful.  Notwithstanding any other provision of this Agreement, to
     -------------
the extent that Indemnitee is, by reason of his Corporate Status, a party to and is wholly successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such
Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf, as determined by the Board of Directors, in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

     Section  5.  Indemnification  for Expenses of a Witness.  Notwithstanding
                  ------------------------------------------
any other provision of this Agreement, to the extent that Indemnitee, by reason of his Corporate Status, appears as a witness at a Proceeding or at a deposition related to any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such appearance, or in preparation for such appearance.

     Section  6.  Advancement  of  Expenses.    The  Company shall advance all
                  -------------------------
reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee, shall include or be preceded by (i) an undertaking by Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses, (ii) a written affirmation by the Indenmitee of his good faith belief that he has met the standard of conduct described in Section 3, and (iii) evidence of a determination, made in accordance with Section 7 hereof, that the facts then known to those making the determination would not preclude indemnification.

   Section 7. Procedure for Determination of Entitlement to Indemnification.
              -------------------------------------------------------------

     (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification or whether he is seeking indemnification for an Excluded Claim and therefore not entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

     (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 7(a) hereof, the appropriate entity, as mandated by this Section 7(b), shall determine whether Indemnitee is entitled to indemnification and whether he is seeking indemnification for an Excluded Claim. Such determination shall be made: (i) by Independent Counsel (as defined in Section 16) in writing to the Board of Directors, a copy of which shall be delivered to Indemnitee, if a Change in Control (as defined in
Section 16) shall have occurred; or (ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as defined in Section 16), or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in writing to the Board of Directors, a copy of which shall be delivered to Indenmitee or (C) if so directed by the Board of Directors, by the stockholders of the Company; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indenmifies and agrees to hold Indemnitee harmless therefrom.

     (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 7(b) hereof, the Independent Counsel shall be selected as provided in this Section 7(c). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 10 days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the
           ------------------
ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 16 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 7(a) hereof, all Independent Counsel selected have been objected to, either the Company or Indemnitee may petition a court of competent jurisdiction, subject to the provisions of Section 2 1, for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 7(b) hereof The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 7(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 7(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to
Section 9(b) or (c) of this Agreement, Independent Counsel shall be discharged and reli5yed of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

     (d) Indemnitee agrees that he will reimburse the Company for all Expenses paid by the Company in connection with any action, suit or proceeding against Indemnitee in the event and only to the extent that a determination shall have been made by a court in a final adjudication from which there is no further right of appeal that the Indemnitee is not entitled to be indemnified by the Company for such Expenses because the claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement.

Section  8.  Presumptions  and  Effect  of  Certain  Proceedings.
             ---------------------------------------------------

     (a) If a Change of Control shall have occurred, in making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 7(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

     (b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of Nolo contendere or its equivalent, shall not (except as otherwise expressly
        ----------
provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

     Section  9.  Remedies  of  Indemnitee.    Indemnitee  shall  commence any
                  ------------------------
proceeding  seeking  an  adjudication  or  an  award in arbitration under this
Section 9 within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 9; provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his rights under Section 4 of this Agreement.

     (a) Except as provided by Section 9(c), the parties agree that venue and jurisdiction, with respect to any matter arising under the Agreement, shall be exclusively in the state or federal courts, as applicable, located in the State of Colorado. Each party submits to the jurisdiction of such courts in Colorado with respect to any claim or controversy arising under this Agreement.

     (b)          In  the  event that: (i) a determination is made pursuant to
Section 7 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement; (ii) advancement of Expenses is not timely made pursuant to Section 6 of this Agreement; (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 7(b) of this Agreement within 90 days after receipt by the Company of the request for indemnification; (iv) payment of indemnification is not made pursuant to
Section 4 or 5 of this Agreement within ten (10) days after receipt by the Company of a written request therefor; or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Colorado of his entitlement to such indemnification or advancement of Expenses.

     (c) Alternatively, if one of the events set forth in Section 9(b) has occurred, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator, in the State of Colorado, pursuant to the Commercial Arbitration Rules of the American Arbitration Association.

     (d) In the event that a determination shall have been made pursuant to Section 7(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 9 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding or arbitration commenced pursuant to this Section 9 the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

     (e) If a determination shall have been made pursuant to Section 7(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 9, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

     (f) In the event that Indemnitee, pursuant to this Section 9, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 16 of this Agreement) actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated by the court or arbitrator.

   Section 10.  Non-exclusivity: Survival of Rights: Insurance: Subrogation
                -----------------------------------------------------------

     (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation, the Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. Indemnitee shall be entitled to such rights regardless of whether the subject Proceeding relates to periods prior to or after execution of this Agreement. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

     (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in which position such person serves at the request of the Company, Indemnitee shall be named as an insured in such manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

     (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     SECTION  11.  Duration of Agreement.  This Agreement shall continue until
                   ---------------------
and terminate upon the later of. (a) 10 years after the date that Indemnitee shall have ceased to serve as a officer, employee, or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (b) the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 9 of this Agreement relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.

     Section  12.    Severability.    If  any  provision or provisions of this
                     ------------
Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

Section  13.    Exception  to  Right  of Indemnification  or  Advance
                ----------------------------------------------------
Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding initiated by Indemnitee prior to a Change in Control, unless the initiation of such Proceeding shall have been approved by the Board of Directors.

     SECTION  14.   Identical Counterparts.  This Agreement may be executed in
                    ----------------------
one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement. Signatures may be exchanged by telecopy, with original signatures to follow. The Company and the Indemnitee agree that they will each be bound by its own telecopied signature and that it accepts the telecopied signatures of the other party.

     SECTION  15.  Headings.  The headings of the paragraphs of this Agreement
                   --------
are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

SECTION  16.  Definitions.    For  purposes  of  this  Agreement:
              -----------

     (a) "Change in Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) becomes the "beneficial owner" (as defined in Rule 13 d-3 under the Act), directly or indirectly, of securities of the Company representing 51 % or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (ii) there occurs a proxy contest, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board of Directors then in office, as a consequence of which members of the Board of Directors in office immediately prior to such action or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, other than as a result of an event described in clause (a)(ii) of this Section 16, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

     (b) "Corporate Status" describes the status of a person who is or was a director or officer of the Company or a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise to the extent such person is or was serving in such position at the request of the Company.

(c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

     (d) "Effective Date" means the date on which Indemnitee became an officer or director of the Company or otherwise accepted a position with the Company of the type described in Section I above.

(e)          "Excluded  Claim"  means  any  claim:

     (i) In connection with a Proceeding by or in the right of the Company in which the Indemnitee was adjudged liable to the Company; or

(ii) In connection with any Proceeding charging improper personal benefit to the Indemnitee, whether or not involving action in his official capacity, in which the Indemnitee was adjudged liable on the basis that personal benefit was improperly received by him.

     (f) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

     (g) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine
Indemnitee's  rights  under  this  Agreement.

     (h) "Proceeding" includes any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative based on or in relation to the Indemnitee's acts or omissions occurring on or after the Effective Date, except one (i) initiated by an Indemnitee pursuant to Section 9 of this Agreement to enforce his rights under this Agreement or
(ii)  pending  on  or  before  the  Effective  Date.

     Section  17.    Modification  and Waiver.  No supplement, modification or
                     ------------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     Section  18.    Notice  by  Indemnitee. (a) Indemnitee agrees promptly to
                     ----------------------
notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

     (a) If, at the time of the receipt of such notice, the Company has director's and officer's liability insurance ("D&O Insurance") in effect, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, Expenses, judgments, penalties, fines and amounts paid in settlement or payable as a result of such action, suit or Proceeding in accordance with the terms of such policies.

     (b) To the extent the Company does not, at the time of the commencement of or the threat of commencement of such action, suit or Proceeding, have applicable D&O Insurance, or if a determination is made that any Expenses, judgments, penalties, fines and amounts paid in settlement arising out of such action, suit or Proceeding will not be payable under the D&O Insurance then in effect, the Company, if appropriate, shall be entitled to assume the defense of such action, suit or Proceeding, with counsel satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by the Indemnitee in connection with such defense, other than reasonable Expenses of investigation, provided that Indemnitee shall have the right to employ counsel in my such action, suit or Proceeding, but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at the Indemnitee's expense, provided further that if: (i) the employment of counsel by Indemnitee has been previously authorized by the Company; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense; or
(iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the fees and expenses of counsel shall be at the expense of the Company.

     Section  19.    Settlement.    The  Company  shall  have no obligation to
                     ----------
indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action, suit or Proceeding effected without the Company's prior written consent. The Company shall not settle any claim in any manner which would impose any obligation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

     Section  20.    Notices.    All  notices,  requests,  demands  and  other
                     -------
communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(a)          If  to  Indemnitee,  to:

Mark  L.  Bromberg  1801  Kings  Isle  Drive  Plano,  Texas  75093

(b)          If  to  the  Company  to:

Patrick  E.  Meyers
Vice President and General Counsel The Quizno's Corporation 1099 18th Street, Suite 2850 Denver, Colorado 80202

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

     Section  21.    Governing  Law.  This Agreement shall be governed by, and
                     --------------
construed and enforced in accordance with, the laws of the State of Colorado applicable to contracts made and to be performed therein. The parties agree that venue and jurisdiction with respect to any matter arising hereunder shall be exclusively in the state and federal courts, as applicable, located in the State of Colorado. Each party submits to the jurisdiction of such courts in Colorado with respect to any claims or controversies arising hereunder.

Section  22.   Miscellaneous.  Use of the masculine pronoun shall be deemed to
               -------------
include  usage  of  the  feminine  pronoun  where  appropriate.

     Section  23.    Expenses.   In any action brought to enforce the terms of
                     --------
this Agreement or pursuant to this Agreement, the costs, expenses and fees (including attorneys' fees) incurred by the prevailing party will be paid by the nonprevailing party. If each party prevails in part, the parties agree that the court will determine their respective responsibilities for legal fees in a manner consistent with this provision.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

THE  QUIZNOIS  CORPORATION



By:/s/  Richard  E.  Schaden
Richard  E.  Schaden
President  and
Chief  Executive  Officer


INDEMNITEE




By:  /s/  Mark  L.  Bromberg
Title:  Director